SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): November 21, 1997

                          Clearview Cinema Group, Inc.
               (Exact name of registrant as specified in charter)


       Delaware                001-13187               22-3338356
    (State or other         (Commission file         (IRS employer
    jurisdiction of             number)            identification no.)
    incorporation)

    7 Waverly Place                                      07940
    Madison, New Jersey                                (Zip code)
    (Address of principal executive
    offices)



Registrant's telephone number,
including area code:  (201) 377-4646



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Item 2.   Acquisition or Disposition of Assets.

      On November 21, 1997, Clearview Cinema Group, Inc. (the "Company"), together with its subsidiaries CCC Succasunna Cinema Corp. and CCC Parsippany Cinema Corp. (together, the "Subsidiaries"), purchased certain assets from F&N Cinema, Inc. and Roxbury Cinema, Inc. (together, the "Sellers"), comprising the operations of two multi-plex theatres with a total of 22 screens located in Morris County, New Jersey. The Company intends to continue to use the purchased assets in the operation of multi-plex theatres.

      Pursuant to an Asset Purchase Agreement dated as of November 21, 1997 (the "Asset Purchase Agreement") among the Company, the Subsidiaries, the Sellers and John Nelson, Pamela Ferman and Seth Ferman (the "Stockholders"), the Subsidiaries purchased two leasehold interests and certain furniture, fixtures, equipment and personal property related to the operation of the two theatres, and assumed certain liabilities relating to the leases of the theatres. The Asset Purchase Agreement is attached hereto as Exhibit 2.01 and incorporated by reference herein in its entirety.

      The aggregate purchase price payable under the Asset Purchase Agreement was $18.5 million and was paid in consideration consisting of: (i) $11.6 million in cash; (ii) a Subordinated Promissory Note of the Company in the amount of $4.0 million; (iii) a Subordinated Promissory Note of the Company in the amount of $2.0 million; (iv) shares of the Company's Common Stock, par value $.01 per share ("Company Common Stock"), with an aggregate average market value of $500,000 for the ten trading days preceding November 21, 1997; and (v) $400,000 to be held in escrow to satisfy certain obligations of the Sellers under a leasehold mortgage. The Subordinated Promissory Note in the amount of $4.0 million bears interest at the annual rate of 10 1/2%, payable monthly in arrears. Principal on such note is payable on the earliest to occur of (i) the fifth anniversary of the note, (ii) the closing of the issuance by the Company of certain debt securities, and (iii) the issuance in an underwritten public offering by the Company of additional equity securities or the issuance of debt securities to institutional investors, in each case with an aggregate offering price of at least $10.0 million. The Subordinated Promissory Note in the amount of $2.0 million bears interest at the annual rate of 10 1/2%, which is payable monthly in arrears. Principal on such note is payable upon the earliest to occur of (i) the closing of the issuance by the Company of certain debt securities,
(ii) the issuance in an underwritten offering by the Company of additional equity securities or the issuance of debt securities to institutional investors, in each case with an aggregate offering price of at least $10.0 million, (iii) upon demand if a valid building permit is not issued for the Mansfield Theatre (as defined below) by June 1, 1998, (iv) the date 120 days after the date a valid certificate of occupancy is issued for the Mansfield Theatre, and (v) January 15, 1999. The aggregate purchase price under the Asset Purchase Agreement was determined by arms' length negotiations among the Company and the Sellers.

      In connection with the closing of the Asset Purchase Agreement, the Sellers entered into a Voting Trust Agreement dated as of November 21, 1997 (the "Voting Trust") with A. Dale Mayo, the Chairman, President and Chief Executive Officer of the Company, acting as Trustee (the "Trustee"), relating to the shares of Common Stock issued to the Sellers as consideration under the Asset Purchase Agreement. Pursuant to the Voting Trust, the Trustee has the power to vote such shares and all dividends and distributions with respect to such shares will be remitted by the Trustee to the Sellers. A copy of the Voting Trust is attached hereto as Exhibit 9.01 and is incorporated by reference herein in its entirety.

      The Company also entered into a Registration Rights Agreement dated November 21, 1997 (the "Registration Rights Agreement") with the Sellers. Pursuant to the Registration Rights Agreement, the Company granted the Sellers incidental registration rights to participate and sell the shares of Company Common Stock received by the Sellers pursuant to the Asset Purchase Agreement in a registered offering being conducted by the Company, with the costs and expenses of such registration to be borne by the Company. A copy of the Registration Rights Agreement is attached hereto as Exhibit 10.03 and is incorporated by reference herein in its entirety.

      On November 21, 1997, the Company also entered into a merger agreement with CCC Mansfield Cinema Corp. ("CCC Acquisition"), Warren County Cinemas, Inc. ("Mansfield"), and the Stockholders and Martin Drescher (the "Merger Agreement"), which provides for the merger of Mansfield into CCC Acquisition, a subsidiary of the Company, subject to the satisfaction of certain closing conditions. Mansfield holds a leasehold interest in certain real property on which a multi-plex theatre development in Warren County, New Jersey (the "Mansfield Theatre") is contemplated to be built. The closing under the Merger Agreement is scheduled to occur within ten business days after a construction permit to build the Mansfield Theatre has been issued, but in no event later than January 15, 1999, subject to certain exceptions if the permit is not issued. The Merger Agreement is attached hereto as Exhibit 2.02 and is incorporated by reference herein in its entirety.

      The purchase price payable under the Merger Agreement is $1.0 million, which is to be paid in shares of Company Common Stock with an aggregate average market value of $1.0 million for the ten trading days preceding the closing; provided, however, that the number of shares of Company Common Stock to be issued shall not exceed 90,909 or be less than 76,923. The Merger Agreement further provides that the Company will enter into a voting trust agreement and registration rights agreement with respect to the shares of Company Common Stock to be issued as consideration under the Merger Agreement. The Merger Agreement also provides for a deferred purchase price to be paid to the Stockholders in an amount equal to the excess over $2.5 million (up to a maximum of $500,000) of the total average revenue that CCC Acquisition generates during the two-year period after the closing date of the Merger Agreement.

Item 7.   Financial Statements and Exhibits.

      (a)   Financial statements of businesses acquired.

            The Company intends to file the financial statements required within 60 days of the initial filing of this report.

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

      (b) Pro forma financial information.

            The Company intends to file the pro forma financial information required within 60 days of the initial filing of this report.

      (c)   Exhibits.

            2.01 Asset Purchase Agreement dated as of November 21, 1997 by and among Clearview Cinema Group, Inc., CCC Succasunna Cinema Corp., CCC Parsippany Cinema Corp., F&N Cinema, Inc., Roxbury Cinema, Inc., John Nelson, Pamela Ferman and Seth Ferman.

            2.02 Merger Agreement dated as of November 21, 1997 by and among Clearview Cinema Group, Inc., CCC Mansfield Cinema Corp., Warren County Cinemas, Inc., John Nelson, Pamela Ferman and Seth Ferman.

            9.01 Voting Trust Agreement dated as of November 21, 1997 by and among F&N Cinema, Inc., Roxbury Cinema, Inc. and A. Dale Mayo, as Trustee.

            10.01 Subordinated  Promissory Note dated as of November 21, 1997 in the amount of $4.0 million.

            10.02 Subordinated  Promissory Note dated as of November 21, 1997 in the amount of $2.0 million.

            10.03 Registration Rights Agreement dated as of November 21, 1997 by and among Clearview Cinema Group, Inc., F&N Cinema, Inc. and Roxbury Cinema, Inc.


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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CLEARVIEW CINEMA GROUP, INC.


                                     By:    /s/ A. Dale Mayo
                                            ---------------------------------
                                            A. Dale Mayo


                                    Title:  Chairman of the Board,
                                            President and  Chief Executive
                                            Officer

Date:  December 5, 1997

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




Exhibit Index

                                                                     SEQUENTIAL
 EXHIBIT NO.                       DOCUMENT                          PAGE NO.



     2.01 Asset Purchase Agreement dated as of November 21, 1997 by and among Clearview Cinema Group, Inc., CCC Succasunna Cinema Corp., CCC Parsippany Cinema Corp., F&N Cinema, Inc., Roxbury Cinema, Inc., John Nelson, Pamela Ferman and Seth Ferman.

     2.02 Merger Agreement dated as of November 21, 1997 by and among Clearview Cinema Group, Inc., CCC Mansfield Cinema Corp., Warren County Cinemas, Inc., John Nelson, Pamela Ferman and Seth Ferman.

     9.01           Voting  Trust   Agreement  dated  as  of
                    November  21,  1997  by  and  among  F&N
                    Cinema,  Inc., Roxbury Cinema,  Inc. and
                    A. Dale Mayo, as Trustee.

    10.01           Subordinated Promissory Note dated as of
                    November 21, 1997 in the amount of $4.0 million.

    10.02           Subordinated Promissory Note dated as of
                    November 21, 1997 in the amount of $2.0 million.

    10.03 Registration Rights Agreement dated as of November 21, 1997 by and among Clearview Cinema Group, Inc., F&N Cinema, Inc. and Roxbury Cinema, Inc.